MERRILL LYNCH GLOBAL HOLDINGS, INC.
   Supplement dated January 24, 2000 to the Prospectus dated March 30, 1999

     Effective on or about April 1, 2000, Merrill Lynch Global Holdings, Inc. (the "Fund") will change its name to Mercury Global Holdings, Inc. and will undergo the following additional changes:

     The Fund will change its investment adviser to Fund Asset Management, L.P., an affiliate of Merrill Lynch Asset Management, L.P., its current investment adviser.

     The Fund will no longer have an exchange privilege with other Merrill Lynch funds as described in the current prospectus but instead will have an exchange privilege with other Mercury-branded funds.

     Redemptions of Class B shares of the Fund purchased on or after April 1, 2000, may be subject to a contingent deferred sales charge which decreases from 4.0% to 0% over a period of six years instead of over the current four years.

     On or about April 1, 2000, the Fund's current Class A shares will be redesignated Class I shares and the Fund's current Class D shares will be redesignated Class A shares. In all other respects, these share classes will remain substantially the same.





Code # 10245-03-99ALL